SUPPLEMENT DATED JULY 2, 2004

TO

PROSPECTUS DATED MAY 3, 2004

FOR

MONY AMERICA VARIABLE ACCOUNT A

Individual Flexible Payment Variable Annuity Contract

Issued by

MONY Life Insurance Company of America

1740 Broadway

New York, NY 10019

1-800-487-6669

Please read and keep this supplement with your current Prospectus for future reference.

Until further notice, the Guaranteed Interest Account with Market Value Adjustment is not available as an investment option. This means that you may not allocate any purchase payments, transfers, or rollovers after the maturity date of an existing accumulation period to the Guaranteed Interest Account with Market Value Adjustment. However, fund value you currently have allocated to the Guaranteed Interest Account with Market Value Adjustment may remain in the Guaranteed Interest Account with Market Value Adjustment until the maturity date of the accumulation period you selected.

There are 49 subaccounts currently available as other investment options in your Contract. Please contact your agent or call us at 1-800-487-6669 to discuss these options. We will be in touch with you soon to provide further information concerning the availability of the Guaranteed Interest Account with Market Value Adjustment.

333-72632

14542 SL (Supp 7/2/04)